SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                    January 18, 2000
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



        Delaware                1-4346                       22-1660266
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)










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                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events

Acquisition of Investment Banking Business of Schroders PLC

Salomon Smith Barney Holdings Inc., a subsidiary of Citigroup Inc., and Schroders PLC, today announced that Salomon Smith Barney will acquire Schroders' investment banking business in a {British Pound}1.36 billion ($2.2 billion) transaction. Schroders' shareholders will receive consideration expected to approximate {British Pound}900 million ($1.46 billion) in cash, shares of Citigroup common stock or loan notes issued by Salomon Smith Barney or an affiliate for the U.K. operations of Schroders, with the balance of the purchase price being paid to the company in cash for the investment banking operations outside of the U.K. The book value of the assets to be acquired on a GAAP basis is approximately {British Pound}800 million ($1.3 billion), indicating a purchase price transaction of 1.7 times book value. The combined European operations will be known as Schroders Salomon Smith Barney.

The transaction will be accounted for as a purchase. Under the transaction Salomon Smith Barney is acquiring the global investment banking business and related assets of Schroders, including all corporate finance, financial markets and securities activities. Outside of Europe, Schroders' investment banking function will be integrated into Salomon Smith Barney; in Japan, it will become part of Nikko Salomon Smith Barney. In the U.S., Schroders' private clients services team will join Salomon Smith Barney. Completion of the transaction is subject to Schroders shareholder approval, various regulatory approvals and other customary closing conditions.


Results of Operations
(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the three and twelve month periods ended December 31, 1999 and 1998. Certain prior period amounts have been reclassified to conform to current period presentation.





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

                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                           (Unaudited, dollars in millions)



                                                                     December 31,
                                                                  ------------------
                                                              1999                  1998
                                                              ----                  ----

Total stockholder's equity                                $   9,326             $   8,768

Total assets under fee-based management                   $ 323,600             $ 274,400


                                                                   Three                        Twelve
                                                                Months Ended                 Months Ended
                                                                December 31,                 December 31,
                                                            1999            1998         1999            1998
Revenues:

 Commissions                                              $1,019         $   838       $3,642          $3,214
 Investment banking                                          799             521        3,012           2,320
 Asset management and administration fees                    692             551        2,650           2,165
 Principal transactions                                      551             123        2,562            (113)
 Other                                                       112              83          297             185
                                                          ------          ------       ------          ------
   Total noninterest revenues                              3,173           2,116       12,163           7,771
                                                          ------          ------       ------          ------
 Interest and dividends                                    2,985           2,778       11,275          12,902
 Interest expense                                          2,598           2,463        9,681          11,466
                                                          ------          ------       ------          ------

   Net interest and dividends                                387             315        1,594           1,436
                                                          ------          ------       ------          ------

   Revenues, net of interest expense                       3,560           2,431       13,757           9,207
                                                          ------          ------       ------          ------

Noninterest expenses:

 Compensation and benefits                                 1,641           1,667        6,847           5,848
 Communications                                              144             126          504             477
 Floor brokerage and other production                        130             120          465             446
 Occupancy and equipment                                     114             114          447             429
 Advertising and market development                          103              94          339             312
 Professional services                                        85              79          259             245
 Other operating and administrative expenses                 147             120          643             408
 Restructuring charge, net                                    (2)             50         (243)           (274)
                                                          ------          ------       ------          ------
   Total noninterest expenses                              2,362           2,370        9,261           7,891
                                                          ------          ------       ------          ------

   Income before income taxes and cumulative
     effect of change in accounting principle              1,198              61        4,496           1,316

Provision for income taxes                                   449              21        1,669             498
                                                          ------          ------       ------          ------

Income before cumulative effect
 of change in accounting principle                           749              40        2,827             818
                                                          ------          ------       ------          ------

Cumulative effect of change in accounting
 principle (net of tax benefit of $12)                         -               -          (15)              -
                                                          ------          ------       ------          ------

Net income                                               $   749         $    40       $2,812          $  818
                                                          ======          ======       ======          ======




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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: January 18, 2000                        SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller